Exhibit 10.7

Subscription Agreement Electronic Consent

Clarity of text in this document may be affected by the screen on which it is displayed.

Electronic Signature (Optional)

☐ By checking this box, I elect to execute any offering documents, subscription package and other documents (documents) electronically and I understand that should I execute the documents, my electronic signature, whether digital or encrypted, included in the documents is intended to authenticate the documents and to have the same force and effect as a manual signature. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by an investor with the investor’s intent to sign such record.

☐ I acknowledge that my consent to the execute any documents electronically may be updated or cancelled at any time by calling S2K Financial LLC at 877.227.4141 from 9:00 am to 5:00 pm EST Monday-Friday.

Steele Creek Capital Corporation	Subscription Agreement

1. INVESTMENT

Gross Amount*:	$	☐ Check this box if investor is intending to waive commission paid to registered representative or is purchasing through an RIA or participating in a wrap account or fee-only account approved by the broker-dealer or RIA.

* Net amount invested will be provided in your Confirmation and Account Summary statement and will be equal to the gross amount invested above less applicable selling commissions.
Investment Type:	☐	Initial Investment ($25,000 minimum)	☐	Additional Investment ($5,000 minimum) State of Sale: ____

2. OWNERSHIP TYPE (Select only one.)

	Non-Custodial Accounts		Custodial Accounts (The Custodian must sign and provide a Medallion Signature Guarantee in Section 12)

☐	Individual	☐	Traditional IRA
☐	Individual or Joint TOD[1]

☐	Tenants in Common (All parties must sign.)	☐	ROTH IRA

☐	Community Property (All parties must sign.)	☐	SEP IRA

☐	Joint Tenants w/ Rights of Survivorship (All parties must sign.)	☐	KEOGH Plan

☐	Partnership (Authorized signature required.)[2]	☐	Other (including Beneficiary IRA) ______________________

☐	Corporate Ownership (Authorized signature required.)[3]		Custodian Information

☐	Limited Liability Company (Authorized signature required.)[4]		Name of Custodian _____________________

☐	Estate (Personal representative.)[5]		Mailing Address _____________________

☐	Qualified Pension Plan (Authorized signature required.)		_____________________

☐	Trust[6]		_____________________

☐	Other __________________________	Custodian Tax ID Number _____________________

Custodian Account Number _________________
Required documentation: 1) Fill out Transfer on Death information in Section 3D to effect designation 2) Title and signature pages of the partnership agreement. 3) Articles of incorporation 4) LLC Agreement 5) Letters of testamentary or letters of administration or a small estate affidavit 6)Title and signature pages of the trust or a trust certification form. 7) Fill out deceased’s information in Section 3C		Custodian Telephone Number _______________

3.	SUBSCRIBER INFORMATION

A.	Entity Name – Partnership/LLC/Corporation/Trust/Other
(Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3B and 3C.)

Entity Name	Tax ID Number	Date of Trust

Entity Type (Select one. Required)

☐ Retirement Plan	☐ Trust	☐ S-Corp	☐ C-Corp	☐ LLC	☐ Partnership	☐ Other___________

B.	Investor (Investor/Trustee/Executor/Authorized Signatory Information)

First Name	Middle Name	Last Name	Daytime Phone Number

Social Security Number	Date of Birth (MM/DD/YYYY)		E-mail Address

Mailing Address (if PO Box or Principal Place of Business, complete residential address section is required)	City	State	Zip Code

Residential Address (Leave blank if Residential/Mailing Address are the same)	City	State	Zip Code

If Non-U.S. Citizen, Specify Country of Citizenship and select one below (Required)

☐ Resident Alien	☐ Non-Resident Alien (Attach a completed Form W8-BEN)

C.	Co-Investor (Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable.
Beneficiary IRA: complete deceased’s Name, Social Security Number, Date of Birth and Date of Death)

First Name	Middle Name	Last Name	Daytime Phone Number

Social Security Number	Date of Birth (MM/DD/YYYY)	Date of Death (MM/DD/YYYY)	E-mail Address

Mailing Address (if PO Box or Principal Place of Business, complete residential address section is required)	City	State	Zip Code

Residential Address (Leave blank if Residential/Mailing Address are the same)	City	State	Zip Code

If Non-U.S. Citizen, Specify Country of Citizenship and select one below (Required)

☐ Resident Alien	☐ Non-Resident Alien (Attach a completed Form W8-BEN)

3.	SUBSCRIBER INFORMATION (continued)

D. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only.)
(Not available for Louisiana residents. Beneficiary Date of Birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐	Primary
					☐	Secondary	%
Relationship:

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐	Primary
					☐	Secondary	%
Relationship:

First Name	(MI)	Last Name	SSN:	Date of Birth (MM/DD/YYYY)	☐	Primary
					☐	Secondary	%
Relationship:

4.	DISTRIBUTIONS (Select only one for Non-Custodial accounts. For Custodial-held accounts, the funds must be sent to the Custodian. )

Complete this section to elect how to receive cash distributions. If this section is not completed, distributions will be sent to address of record set forth above.

I hereby elect the distribution option indicated below:

A.	☐	Check Mailed to the address set forth above (Available for Non-Custodial Investors only.)
B.	☐	Check Mailed to Third Party

Name/Entity Name/Financial Institution	Mailing Address

City	State	Zip Code	Account Number (Required)

C.	☐	Direct Deposit. Attach a pre-printed voided check. (Non-Custodial Investors Only)

I authorize Steele Creek Capital Corporation (the Company) or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify the Company in writing to cancel it. In the event that the Company deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name/Entity Name/Financial Institution	Mailing Address

City	State	Zip Code

ABA/Routing Number	Account Number	☐ Checking Account	☐ Savings Account

5.	ELECTRONIC DELIVERY

☐	Check here for electronic delivery and complete this Section 5.

Electronic delivery of stockholder communication is available and if you would prefer to receive such communications and statements electronically for the Company, please affirmatively elect to do so by signing below where indicated.

The Company encourages you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of stockholder communications. By consenting below to electronically receive stockholder communications, including your account information, you authorize the Company to either (i) email stockholder notifications to you directly or (ii) make them available on the Company’s website and notify you by email when such documents are available and how to access the documents.

Your email address will be held in confidence and used only for matters relating to your investment.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or the Company, in its sole discretion, elects to send paper copies of the materials.

Sign below if you consent to the electronic delivery of documents for the Company, including annual reports, proxy materials and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service Provider charges in connection with access to these materials. An email address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically.

Joint Accounts: If your Social Security number is the primary number on a joint account and you opt-in for electronic delivery, each consenting stockholder must have access to the email account provided.

By signing below and consenting to receive documents electronically, you represent the following:

(a)	I acknowledge that access to both the Internet and email is required in order to access documents electronically. I may receive by email notification access to a document in electronic format. The notification email will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet Service Provider and telephone provider, and that these costs are my responsibility.

(b)	I acknowledge that the documents distributed electronically may be provided in Adobe’s Portable Document Format (PDF). The Adobe Reader® software is required to view documents in PDF format. The Reader software is available free of charge from Adobe’s website at www.adobe.com. The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications.

(c)	I acknowledge that I may receive at no cost from the Company a paper copy of most documents delivered electronically by calling Investor Services at 877-227-4141.

(d)	I acknowledge that if the email notification is returned to the Company as “undeliverable,” the Company will resume sending paper copies of materials to my address of record.

(e)	I acknowledge that my consent may be canceled by sending a signed written request to the email address or mailing address for the Company provided on the signature page of this Subscription Agreement.

Electronic Delivery Acknowledgment Only

X			X
	Signature of Investor	Date		Signature of Co-Investor	Date

Investor E-mail

6.	ACCREDITED INVESTOR STATUS

The undersigned hereby certifies that the Investor is an “accredited investor” as such term is defined under Regulation D promulgated under the Securities Act, pursuant to the following representations, and agrees to promptly notify the Company and the  Registered Representative if the undersigned no longer remains an “accredited investor” as such term is defined under Regulation D promulgated under the Securities Act:

For Individuals, Individual Retirement Accounts, and Keogh Plans: (Please check all that apply)

☐	I have an individual net worth, or my spouse/spousal equivalent and I have a combined net worth, in excess of $1,000,000.[1]
☐	I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the past two years, or joint income with my spouse /spousal equivalent of more than $300,000 in each of those years, and I reasonably expect to reach the same income level in the current year.
☐	The Investor is an individual retirement account or Keogh plan, the individual for whose benefit the investment in the Company is being made has directed such investment, and such individual is an accredited investor because such individual has a net worth or income as described above.
☐	I am a director or executive officer of the Company.
☐	I am a natural person holding in good standing one or more of the following qualifying professional certifications: the General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), and the Licensed Investment Adviser Representative (Series 65).
☐	I am a natural person who is a “knowledgeable employee” as defined in Rule 3c-5 under the Investment Company Act because I am (i) an executive officer (president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions), director, trustee, general partner, advisory board member, or person serving in a similar capacity, of the Company or the Investment Manager or (ii) an employee of the Company or the Investment Manager (other than an employee performing solely clerical, secretarial or administrative functions with regard to the Partnership or its investments) who, in connection with his or her regular functions or duties, participates in the investment activities of (a) the Company, (b) another Section 3(c)(1) or Section 3(c)(7) company, or (c) an investment company managed by the Investment Manager, provided that such employee has been performing such functions and duties for or on behalf of the Company or the Investment Manager, or substantially similar functions or duties for or on behalf of another company, for at least twelve (12) months.

For Trusts: (Please check all that apply)

☐	The Investor is a trust with total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Shares, and its purchase is directed by a person who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of the prospective investment.
☐	The Investor is a trust having as its trustee or co-trustee a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association, or another institution as defined in Section 3(a)(5)(A) of the Securities Act, which makes or participates in the investment decision.
☐	The Investor is a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are accredited investors.

For Corporations, Foundations, Endowments, Partnerships, LLCs or Massachusetts or Similar Business Trusts: (Please check all that apply.)

☐	The Investor has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring Shares.
☐

All of the Investor’s equity owners are accredited investors.

Note: A trust (other than a business trust, real estate investment trust or other similar entities) may not claim this basis for being an accredited investor.

☐

The Investor is an entity, of a type not listed elsewhere in this Accredited Investor questionnaire, that was not formed for the specific purpose of acquiring the Interests and that owns “investments”[2] in excess of $5,000,000.

[1]	“Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

[2]

For purposes of this Accredited Investor questionnaire, the term “investments” means any or all: (i) securities (as defined in the 1933 Act), except for securities of issuers controlled by the Investor (“Control Securities”), unless (A) the issuer of the Control Securities is itself a registered or private investment company or is exempted from the definition of investment company by Rule 3a-6 or Rule 3a-7 under the Investment Company Act, (B) the Control Securities represent securities of an issuer that files reports pursuant to Section 13 or 15(d) of the Exchange Act, (C) the issuer of the Control Securities has a class of securities listed on a designated offshore securities market under Regulation S under the 1933 Act, or (D) the issuer of the Control Securities is a private company with shareholders’ equity not less than $50 million determined in accordance with generally accepted accounting principles, as reflected in the company’s most recent financial statements (provided such financial statements were issued within 16 months of the date of the Investor’s acquisition of the Interests), (ii) futures contracts or options thereon held for investment purposes, (iii) commodity interests and physical commodities held for investment purpose, (iv) swaps and other similar financial contracts entered into for investment purposes, (v) real estate held for investment purposes, and (vi) cash and cash equivalents held for investment purposes.

Note: Investments can be valued at cost or fair market value as of a recent date. If investments have been acquired with indebtedness, the amount of the indebtedness must be deducted in determining whether the threshold has been met.

6.	ACCREDITED INVESTOR STATUS (continued)

For Employee Benefit Plans: (Please check all that apply)

☐	The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the decision to invest in the Company was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment advisor.
☐	The Investor is an employee benefit plan within the meaning of ERISA and has total assets in excess of $5,000,000.
☐	The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and has total assets in excess of $5,000,000.

For Participant-Directed or Self Directed Plans: (Please check all that apply)

☐	The Investor is a participant-directed or self-directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account), the participant for whose benefit the investment in the Company is being made has directed such investment, and such participant is an accredited investor because such participant has a net worth or income as described above for Individuals.

For Family Offices and Family Clients: (Please check all that apply)

☐	The Investor is a “family office,” as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the investment, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.
☐	The Investor is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in above and whose prospective investment in the Company is directed by such family office pursuant to Item (iii) above.

I declare that the information supplied above is true and correct and may be relied upon by the Company.

7.	SUBSCRIPTION FOR SHARES

(A)	The offer and sale of Shares in the Company is being made pursuant to a private placement exemption provided in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder, by means of a private placement memorandum dated December 14, 2020, as supplemented or amended (the “Memorandum”). Investor hereby irrevocably subscribes for and agrees to purchase Shares on the terms provided for herein and in the Memorandum, and is delivering the Investment Amount set forth in Section 1 above with this subscription agreement as payment for the Shares. The Investor agrees to and understands the terms and conditions upon which the Shares are being offered, including, without limitation, the risk factors referred to in the Memorandum.
(B)	Shares will be purchased and sold, and the Investor admitted as a shareholder of the Company, when the Company accepts the Investor’s subscription for Shares and payment for the Shares is received by the Company (the “Closing”). The Closing will be as of such date (the “Closing Date”) as is specified by the Company in a notice to the Investor whose subscription for Shares is accepted as of such Closing Date. Shares subscribed for herein shall not be deemed to be issued to, or owned by, the Investor prior to the Closing.
(C)	The Investor understands and agrees that the Company has the right, to be exercised in its sole discretion, to accept or reject any subscription in whole or in part for a period of 30 days after receipt of the subscription. Any subscription not accepted within 30 days of receipt shall be deemed rejected. In the event of rejection of this subscription, this Subscription Agreement shall have no force or effect.
(D)	The effectiveness of this Subscription Agreement and the obligation of the Investor to be bound hereunder shall be subject to the satisfaction of the following conditions at Closing:

(1)	On the Closing Date, the Investor’s subscription hereunder shall be permitted by the laws and regulations of each jurisdiction to which the Investor is subject.

(2)

If on the Closing Date any of the conditions specified in this Subscription Agreement shall not have been fulfilled, the Investor shall, upon delivery of written notice to the Company prior to the Closing Date, be relieved of all further obligations under this Subscription Agreement.

8.	REPRESENTATIONS AND WARRANTIES OF INVESTOR

By executing the Subscription Agreement, Investor represents, warrants and agrees as follows:

(A)	The Investor will not sell or otherwise transfer the Shares, directly or indirectly, without the consent of the Company (which consent may be withheld for any or no reason by the Company in its sole and absolute discretion) without registration under the Securities Act or an exemption therefrom, and the Investor fully understands and agrees that it must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states of the United States or other jurisdictions in reliance on exemptions from such registration and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states of the United States or other jurisdictions or an exemption from such registration is available. The Investor understands that the Company is not under any obligation to register the Shares on its behalf or to assist it in complying with any exemption from such registration under the Securities Act or otherwise. The Investor understands that there is no established market for the Shares and no public market for the Shares is likely to develop. It also understands that sales or transfers of the Shares are further restricted by the securities laws of the states of the United States and of other jurisdictions. The Company may condition any consent on receipt from the Investor of an opinion of counsel and certificates, covenants, representations or warranties reasonably acceptable to the Company. Any such transfer made without the consent of the Company shall be void and shall not at any time have any force or effect.
(B)	The Investor has received and carefully read a copy of the Memorandum outlining, among other things, the organization and investment objectives and policies of, and the risks of an investment in, the Company as well as the fees and conflicts of interest to which the Company is subject. The Investor acknowledges that in making a decision to subscribe for Shares, the Investor has relied solely upon the Memorandum. The Investor agrees that the contents of the Memorandum and related documents is to be kept confidential and the Investor has not reproduced, duplicated or delivered the Memorandum or this Subscription Agreement to any other person, except to professional advisors of the Investor.

8.	REPRESENTATIONSAND WARRANTIES OF INVESTOR (continued)

(C)	The Investor has been given the opportunity to ask questions of, and receive answers from, the Company concerning the business to be conducted by the Company and the terms and conditions of the offering and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Memorandum and other materials authorized by the Company received from the Company or the Investor’s Registered Representative, including all Company documents, records and books, or that which was otherwise provided in order for the Investor to evaluate the merits and risks of the purchase of Shares to the extent the Company possesses such information or can acquire it without unreasonable efforts or expense, and has not relied on any offering literature except as mentioned herein or in the Memorandum.
(D)	The Investor has not been furnished with any oral or written representation in connection with the offering of the Shares which is not contained herein, in the Memorandum, or in other materials authorized by the Company received from the Company or the Investor’s Registered Representative.
(E)	The Investor is not relying on the Company with respect to individual tax and other economic considerations involved in this investment. Regarding the tax and other economic considerations related to this investment, the Investor has relied on the advice of, or has consulted with, only its own advisors. An Investor in the Company who is a tax-exempt entity acknowledges that the Company may generate unrelated business taxable income (“UBTI”) and that neither the Company nor any of its affiliates will have any liability to such Investor by reason of the Company generating UBTI.
(F)	The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Shares and is able to bear such risks, and has obtained, in the Investor’s judgment, sufficient information from the Investor’s Registered Representative, the Company or its authorized representatives to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the Shares and has determined that the Shares are a suitable investment for the Investor.
(G)	The Investor has the financial ability to bear the economic risk of its investment in the Shares, has adequate means for providing for its current needs and personal or other contingencies and has no need for liquidity with respect to its investment in the Shares. The Investor has determined that it could bear a complete loss of this investment.
(H)	The Investor is acquiring the Shares subscribed for herein for its own account, for investment purposes only and not with a view to distribute or resell such Shares in whole or in part, no other Person has a direct or indirect ownership interest in the Shares other than as a stockholder in, partner or member of, or, if the Investor is a trust, beneficiary of, the Investor, and there are no put, call, or similar arrangements with respect to the Shares.
(I)	If the undersigned is, or is investing on behalf of, a tax-exempt entity (including an IRA), a qualified pension, profit sharing, or stock bonus plan or a tax-exempt educational organization, the undersigned represents that the undersigned and the Investor have each consulted with knowledgeable, independent tax and ERISA advisors in evaluating an investment in the Company as a permissible and an appropriate investment after taking into consideration, among other factors, the diversification requirements of Section 404(a)(3) of ERISA and the illiquidity of the investment, and have concluded it is an appropriate investment under the plan documents, including that the investment will not result in a non exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code if applicable, and is consistent with any fiduciary obligations the undersigned and the governing body of such Investor may have under ERISA or other applicable law. The undersigned represents that it is independent of the Company or any of its affiliates and that neither the undersigned nor the Investor is relying on any advice with respect to such matters from the Company or its representatives or agents but, rather, has made an independent evaluation of the risks and benefits of such an investment. The Investor deliver to the Company in writing all of the information that the Company may request in order to avoid violations of any provision of ERISA or any other laws applicable to the Investor, and promptly will notify the Company, in writing, of any change in the information so furnished.

(J)	The Investor agrees and is aware that:

(1)	no U.S. federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment;
(2)	there are substantial risks of loss of investment (including the risk of loss of the entire amount invested) incidental to the purchase of the Shares, including those summarized in the Memorandum;
(3)	any statements, estimates or projections that have been provided are forward-looking statements and are based on estimates and assumptions that may prove incorrect, and actual results could differ materially from forward-looking statements and targeted results; and
(4)	the Company and its affiliates may provide similar services to investment funds in which the Investor will have no interest and there may be other potential conflicts as described in the Memorandum.

(K)	The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the organizational documents of the Investor. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same, or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

8.	REPRESENTATIONSAND WARRANTIES OF INVESTOR (continued)

(L)	The Investor agrees to timely furnish additional information or documentation regarding its ownership structure and the Investor’s suitability if the Company reasonably requests such information or documentation.
(M)	The Investor represents and covenants that (i) the Investor is not (1) identified on the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) list of Specially Designated Nationals and Blocked Persons (the “SDN List”); (2) owned or controlled by or acting on behalf of any person or entity listed on the SDN List; (3) to the best of Investor’s knowledge, the target of any sanction, regulation, or law promulgated by OFAC or any other U.S. governmental entity (such sanctions, regulations and laws, together with any supplement or amendment thereto, the “U.S. Sanctions Laws”) such that the entry into this Agreement or the performance of any of the transactions contemplated hereby would contravene such U.S. Sanctions Laws; or (4) to the best of Investor’s knowledge, owned or controlled by or acting on behalf of any person or entity that is the target of any U.S. Sanctions Laws such that the entry into this Agreement or the performance of any of the transactions contemplated hereby would contravene such U.S. Sanctions Laws; (ii) the monies used to fund the Investor’s investment in the K Shares and/or Units have not been and will not be derived from or related to any illegal activities, including but not limited to, money laundering activities, and the proceeds from the Investor’s investment in the Units will not be used to finance any illegal activities; and (iii) the acceptance of this Agreement, together with related payments, will not breach any applicable money laundering or related rules or regulations (including, without limitation, any statutes, rules or regulations in effect under the laws of the United States pertaining to prohibitions on money laundering or anti-terrorist financing or to transacting business or dealing in property that may be blocked or may belong to Specially Designated Nationals as those terms are used by OFAC).
(N)	Investor acknowledges and agrees that the Company and its affiliates may release confidential information given by the Investor to the Company about the Investor to regulatory or law enforcement authorities, if the Company, in its sole and absolute discretion, determines that it is in the best interest of the Company to do so, or to such parties as the Company may deem advisable if it is called upon to establish the availability under any applicable law of an exemption from registration of the Shares or the Company, to demonstrate compliance or to comply with any laws, rules or regulations to which the Company or any other service provider providing services to any of the foregoing is or becomes subject, or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound, or to lenders, attorneys, accountants, prospective Investors and service providers and other representatives or advisors in the ordinary course of business.
(O)	If the undersigned is acquiring the Shares in a fiduciary capacity: (i) the foregoing representations, warranties and agreements shall be deemed to have been made on behalf of the person or persons for whose benefit such Shares are being acquired; (ii) the name of such person or persons is indicated herein; and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.
(P)	The Investor shall indemnify, defend and hold harmless the Company and any of its managers, officers, employees, partners, agents, directors or controlling persons (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against losses, liabilities and expenses of each Indemnified Party (including attorneys’ fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such person or entity in connection with such action, arbitration, suit or proceeding, by reason of or arising from (i) any misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned, including, without limitation, the information in this Subscription Agreement, or (ii) litigation or other proceeding brought by the undersigned against an Indemnified Party wherein the Indemnified Party is the prevailing party.
(Q)	The Investor agrees and is aware that the Company, Steele Creek Investment Management LLC (“Investment Advisor”) and S2K Financial LLC (the “Dealer Manager”), and their respective officers, directors, employees and affiliates are not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with the offering of the Shares, and that the Company, the Investment Advisor and the Dealer Manager have financial interests associated with the purchase of the Shares, as described in the Memorandum, including fees, expense reimbursements and other payments they anticipate receiving from the Company in connection with the purchase of the Shares.
(R)	The foregoing representations, warranties and agreements shall survive the Closing and the termination of the Company. The Investor agrees to notify the Company of any changes prior to Closing.

I declare that the information supplied above is true and correct and may be relied upon by the Company.

9.	MISCELLANEOUS

(A)	This Subscription Agreement, and the documents referenced in this Subscription Agreement, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous understandings, representations, warranties or agreements (whether oral or written) and may be amended only by a writing executed by all parties.
(B)	This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to conflict of law or choice of law rules.

10.

Texas Residents Only - Designation of Representative for Notice Request (Form 98-1036) (Optional)

Texas Property Code, Title 6, Section 74.1011 requires businesses, financial institutions and other holders of unclaimed property to mail a written notice to the last known address of known owners of property to inform them that, due to inactivity, their accounts may be delivered to the Texas Comptroller. Effective Sept. 1, 2017, Texas Property Code, Title 6, sections 72.1021 and 73.103 allow the owners of financial accounts, mutual funds or contents of a safe deposit box to designate representatives for their accounts, for the purpose of receiving the notice required in Section 74.1011. The owner of the account(s) may, but is not required to, designate the name and a mailing or email address of a representative of the owner only for the purpose of receiving the notice required in Section 74.1011. To designate a representative to receive notices for your account(s), please complete the Designation of Representative for Notice Request form.

11.	SUBSCRIBER SIGNATURE TO SUBSCRIPTION AGREEMENT

(A)	The Company is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to admit you as a Shareholder of the Company. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Company may also ask to see other identifying documents. If you do not provide the information, the Company may not be able to admit you as a Shareholder of the Company. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If the Company is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Company believes it has identified potentially criminal activity, the Company reserves the right to take action as it deems appropriate, which may include removing you as a Shareholder.
(B)	IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors, and assigns of the undersigned, by signing below on the date indicated, the undersigned hereby executes, adopts and agrees to be bound by all of the terms, conditions, representations, and agreements of this Subscription Agreement and is delivering with this Subscription Agreement the Investment Amount set forth in Section 1 above as payment for the Shares.

TAXPAYER IDENTIFICATION/SOCIAL SECURITY NUMBER CONFIRMATION (required): The Investor signing below, under penalties of perjury, certifies that: (i) the number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (ii) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (iii) I am a U.S. person (including a resident alien).

NOTE:	You must cross out (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require consent to any provision of this document other than the certifications required to avoid backup withholding.

X			X
	Signature of Investor	Date		Signature of Co-Investor or Custodian (If applicable.)	Date

Medallion Signature Guarantee (custodial accounts):

12.	BROKER-DEALER/REGISTERED REPRESENTATIVE/REGISTERED INVESTMANT ADVISOR INFORMATION (Required Information. All fields must be completed.)

The Registered Representative (RR) or Registered Investment Advisor (RIA) must sign below to complete the order. Please note that unless previously agreed to in writing by the Company, all sales of securities must be made through a broker-dealer, including when an RIA has introduced the sale. In all cases, this Section 6 must be completed. The Registered Representative must sign below. The RR or RIA and broker-dealer hereby warrants that he/she is duly licensed and may lawfully sell Shares in the state designated as the investor’s legal residence, or the state in which the sale was made, if different.

Broker-Dealer/RIA Firm	Registered Representative/RIA Name
Mailing Address	City	State	Zip Code
Registered Representative/RIA Number	Branch Number	Telephone Number
E-mail Address		Fax Number

The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker-Dealer, that they (i) have a substantive, pre-existing relationship with the Investor, and have reasonable grounds to believe that the information and representations concerning the Investor identified herein are true, correct and complete in all respects; (ii) have discussed such Investor’s prospective purchase of Shares with such Investor; (iii) have advised such Investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares, and apprised the Investor of the risks of an investment in the Shares as described in the Memorandum (as defined herein); (iv) have delivered the Memorandum and related supplements, if any, to such Investor; (v) have reasonable grounds to believe that the Investor is purchasing these Shares for his or her own account; (vi) is in compliance with any applicable enhanced standard of conduct, including, but not limited to, the “best interest” standard applicable to broker-dealers under Rule 15l-1 under the Securities Exchange Act of 1934 and (vii) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such Investor and that such Investor is in a financial position to enable such Investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto.

The undersigned Registered Representative certifies and agrees that:

“I am not and have not been the subject of a “disqualifying event” as described in Rule 506(d) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), that would require disclosure in the Memorandum or that would adversely affect the Company’s reliance on any federal or state securities registration exemption. I agree that I shall promptly notify the Company and my Broker-Dealer home office if I become the subject of a disqualifying event after the date hereof and through the termination of the offering of Shares.”

The undersigned Registered Representative further represents and certifies that, in connection with this subscription for Shares, he or she has complied with and has followed all applicable policies and procedures under his or her firm’s existing Anti-Money Laundering Program and Customer Identification Program, including OFAC compliance.

X			X
	Representative/RIA Signature	Date		Signature of Authorized Principal (If required by Broker-Dealer)	Date

13. SUBSCRIPTION AND PAYMENT INSTRUCTIONS

Return to:

Steele Creek Capital Corporation

Mailing Address:

USBGFS c/o Steele Creek

615 E. Michigan Ave

Milwaukee, WI 53202

Checks should be made payable to: Steele Creek Capital Corporation

Subscription agreements that do not require a Medallion Signature Guarantee (non-custodial accounts) may be emailed directly to alternativefundsupport@usbank.com.

Wire transfers:

ABA Routing Number	075000022
Account Number	1-823-8356-9791

Account Name	U.S. BANCORP FUND SERVICES, LLC FBO STEELE CREEK CAPITAL

Please include investor’s name in the reference field

IF YOU NEED FURTHER ASSISTANCE, PLEASE CALL S2K FINANCIAL LLC AT (877) 227-4141.